Sub-Item 77O (1)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon National Intermediate Municipal Bond Fund

On September 28, 2017, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 3,750 Units of Notes due November 2036 issued by Pennsylvania Economic Development Financing Authority (CUSIP No. 70870JAX6) (the "Notes") at a purchase price of $103.701 per Note, including underwriter compensation of 0.500%. The Notes were purchased from RBC Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC
Huntington Capital Markets
PNC Capital Markets LLC
RBC Capital Markets, LLC
Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	9/28/2017
3. Total Net Assets of Account/Fund:	$2,127,297,810
4. Type and Description of Security to be Purchased:	Penn Econ Dev Fin Auth 4.0% 11/15/2036
5. Credit Rating of Security (Rating/Rating Agency):	A1/A+/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	RBC Capital Markets, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	536,745,000
9. CUSIP	70870JAX6
10. Amount Purchased by Account/Fund	3,750 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.70%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.18%
13. Purchase Price of Securities (if at par, so state)	$103.701
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	3.73%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.73%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon National Intermediate Municipal Bond Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	COLLETTE O'BRIEN	Signature Collette OB	Date 9/28/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 9/28/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 9/28/2017

Sub-Item 77O (2)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon National Intermediate Municipal Bond Fund

On July 13, 2017, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 5,000 Units of 5.0% Notes due July 2030 issued by New York City Transitional Finance Authority (CUSIP No. 64972HZQ8) (the "Notes") at a purchase price of $119.917 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Barclays PLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
Janney Montgomery Scott LLC
Jefferies Group LLC
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
Oppenheimer & Co. Inc.
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Inc.
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	7/13/2017
3. Total Net Assets of Account/Fund:	$2,094,667,017
4. Type and Description of Security to be Purchased:	NYC Transitional Finance Authority 5.0% 7/15/2030
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America / Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,007,545,000
9. CUSIP	64972HZQ8
10. Amount Purchased by Account/Fund	5,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.50%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.29%
13. Purchase Price of Securities (if at par, so state)	$119.917
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.12%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.12%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon National Intermediate Municipal Bond Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)	✓

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

❖ If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

❖ **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	ELLEN CARMEN	Signature Ellen Carman	Date 8/21/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature	Date 8/21/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature	Date 8/21/2017

Sub-Item 77O (3)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon National Intermediate Municipal Bond Fund

On July 14, 2017, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 10,000 Units of 5.0% Notes due June 2033 issued by Pennsylvania Turnpike Commission (CUSIP No. 709224XH7) (the "Notes") at a purchase price of $114.547 per Note, including underwriter compensation of 0.325%. The Notes were purchased from Citigroup Global Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
NW Capital Markets Inc.
PNC Capital Markets LLC
Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	7/14/2017
3. Total Net Assets of Account/Fund:	$2,099,457,824
4. Type and Description of Security to be Purchased:	Pennsylvania Turnpike Commission 5.0% 6/1/2033
5. Credit Rating of Security (Rating/Rating Agency):	A3/AA/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigrop Global Markets, Inc
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	795,900,000
9. CUSIP	709224XH7
10. Amount Purchased by Account/Fund	10,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	1.26%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.55%
13. Purchase Price of Securities (if at par, so state)	$114.547
14. Commission/Spread Received by Principal Underwriters	0.325%
15. Yield (as applicable):	3.77%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.77%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

BNY Mellon National Intermediate Municipal Bond Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:
- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	COLLETTE O'BRIEN	Signature Collette OB	Date 8/15/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature	Date 8/15/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature	Date 8/15/2017

Sub-Item 77O (4)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On July 13, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 1,000 Units of 5.0% Notes due July 2029 issued by New York City Transitional Finance Authority (CUSIP No. 64972HZP0) (the "Notes") at a purchase price of $120.792 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Barclays PLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
Janney Montgomery Scott LLC
Jefferies Group LLC
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
Oppenheimer & Co. Inc.
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
2. Anticipated Purchase Date:	7/13/2017
3. Total Net Assets of Account/Fund:	$164,039,902
4. Type and Description of Security to be Purchased:	NYC Transitional Finance Authority 5.0% 7/15/2029
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America / Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,007,545,000
9. CUSIP	64972HZP0
10. Amount Purchased by Account/Fund	1,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.10%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.74%
13. Purchase Price of Securities (if at par, so state)	$120.792
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	2.93%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	2.93%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ✓

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:
- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	ELLEN CARMEN	Signature Ellen Carmen	Date 7/13/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature	Date 7/13/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature	Date 7/13/2017

Sub-Item 77O (5)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On July 13, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 1,000 Units of 5.0% Notes due July 2030 issued by New York City Transitional Finance Authority (CUSIP No. 64972HZQ8) (the "Notes") at a purchase price of $119.917 per Note, including underwriter compensation of 0.450%. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Barclays PLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Hilltop Securities Inc.
Janney Montgomery Scott LLC
Jefferies Group LLC
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
Oppenheimer & Co. Inc.
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Rice Financial Products Company
Roosevelt & Cross Incorporated
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel, Nicolaus & Company, Incorporated
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
2. Anticipated Purchase Date:	7/13/2017
3. Total Net Assets of Account/Fund:	$164,039,902
4. Type and Description of Security to be Purchased:	NYC Transitional Finance Authority 5.0% 7/15/2030
5. Credit Rating of Security (Rating/Rating Agency):	Aa2/AA/AA
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Bank of America / Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	1,007,545,000
9. CUSIP	64972HZQ8
10. Amount Purchased by Account/Fund	1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.10%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.73%
13. Purchase Price of Securities (if at par, so state)	$119.917
14. Commission/Spread Received by Principal Underwriters	0.450%
15. Yield (as applicable):	3.12%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.12%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

Sub-Item 77O (6)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On September 20, 2017, BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 1,000 Units of 5.0% Notes due November 2025 issued by Metropolitan Transportation Authority (CUSIP No. 59261ANG8) (the "Notes") at a purchase price of $122.490 per Note, including underwriter compensation of 0.375%. The Notes were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Alamo Capital
Barclays PLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Jefferies Group LLC
J.P. Morgan Securities LLC
KeyBanc Capital Markets Inc.
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel Financial Corporation
TD Securities (USA) LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
2. Anticipated Purchase Date:	9/20/2017
3. Total Net Assets of Account/Fund:	$165,817,096
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 5.0% 11/15/2025
5. Credit Rating of Security (Rating/Rating Agency):	A1/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	662,025,000
9. CUSIP	59261ANG8
10. Amount Purchased by Account/Fund	1,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.15%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.74%
13. Purchase Price of Securities (if at par, so state)	$122.490
14. Commission/Spread Received by Principal Underwriters	0.375%
15. Yield (as applicable):	1.99%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	1.99%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon New York Intermediate Tax-Exempt Bond Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) CK

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:
- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	CHRIS KEBLUSEK	Signature [signature]	Date 9/20/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 9/20/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 9/20/2017

Sub-Item 77O (7)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

-BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On September 28, 2017, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 2,000 Units of 4.0% Notes due November 2034 issued by Pennsylvania Economic Development Financing Authority (CUSIP No. 70870JAV0) (the "Notes") at a purchase price of $104.739 per Note, including underwriter compensation of 0.500%. The Notes were purchased from RBC Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC
Huntington Capital Markets
PNC Capital Markets LLC
RBC Capital Markets, LLC
Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:		9/28/2017
3. Total Net Assets of Account/Fund:		$211,377,516
4. Type and Description of Security to be Purchased:		Penn Econ Dev Fin Auth 4.0% 11/15/2034
5. Credit Rating of Security (Rating/Rating Agency):		A1/A+/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		RBC Capital Markets, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		536,745,000
9. CUSIP		70870JAV0
10. Amount Purchased by Account/Fund	2,000	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.37%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.99%
13. Purchase Price of Securities (if at par, so state)		$104.739
14. Commission/Spread Received by Principal Underwriters		0.500%
15. Yield (as applicable):		3.63%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.63%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ✓

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	COLLETTE O'BRIEN	Signature Collette OB	Date 9/28/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 9/28/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 9/28/2017

Sub-Item 77O (8)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On July 14, 2017, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 1,000 Units of 5.0% Notes due June 2034 issued by Pennsylvania Turnpike Commission (CUSIP No. 709224XJ3) (the "Notes") at a purchase price of $114.005 per Note, including underwriter compensation of 0.325%. The Notes were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Backstrom McCarley Berry & Co., LLC
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
NW Capital Markets, Inc.
PNC Capital Markets LLC
Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Pennsylvania Intermediate Municipal Bond Fund**	
2. Anticipated Purchase Date:	7/14/2017	
3. Total Net Assets of Account/Fund:	$215,198,885	
4. Type and Description of Security to be Purchased:	Pennsylvania Turnpike Commission 5.0% 6/1/2034	
5. Credit Rating of Security (Rating/Rating Agency):	A3/AA/A-	
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigrop Global Markets, Inc	
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.	
8. Issue Size	795,900,000	
9. CUSIP	709224XJ3	
10. Amount Purchased by Account/Fund	1,000	**Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.13%	
12. Amount Purchased as a Percentage of Account/Fund Assets	0.53%	
13. Purchase Price of Securities (if at par, so state)	$114.005	
14. Commission/Spread Received by Principal Underwriters	0.325%	
15. Yield (as applicable):	3.86%	
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.86%	
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy		

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)	✓

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager.
- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	COLLETTE O'BRIEN	Signature Collette OB	Date 8/15/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 8/15/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 8/15/2017

Sub-Item 77O (9)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon Municipal Opportunities Fund

On August 30, 2017, BNY Mellon Municipal Opportunities Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 7,000 Units of 5.0% Notes due November 2047 issued by the State of California (CUSIP No. 13063DAY4) (the "Notes") at a purchase price of $118.036 per Note, including underwriter compensation of 0.275%. The Notes were purchased from Goldman Sachs & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Alamo Capital
Backstrom McCarley Berry & Co., LLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
George K. Baum & Company
Goldman Sachs & Co. LLC
Great Pacific Securities
Hilltop Securities Inc.
Jefferies Group LLC
J.P. Morgan Securities LLC
KeyBanc Capital Markets
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mischler Financial Group, Inc.
Morgan Stanley & Co. LLC
Neighborly Securities, LLC
Piper Jaffray & Co.
Stifel Financial Corporation
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Municipal Opportunities Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:		BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date:		8/30/2017
3. Total Net Assets of Account/Fund:		$1,313,586,816
4. Type and Description of Security to be Purchased:		State of California 5.0% 11/01/2047
5. Credit Rating of Security (Rating/Rating Agency):		Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:		Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate		BNY Mellon Capital Markets, LLC.
8. Issue Size		2,538,470,000
9. CUSIP		13063DAY4
10. Amount Purchased by Account/Fund	7,000	Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund		0.28%
12. Amount Purchased as a Percentage of Account/Fund Assets		0.63%
13. Purchase Price of Securities (if at par, so state)		$118.036
14. Commission/Spread Received by Principal Underwriters		0.275%
15. Yield (as applicable):		3.97%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase		3.97%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon Municipal Opportunities Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ✓

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

❖ If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

❖ **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	BRADFORD PITCHER	Signature [signature]	Date 8/30/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 8/30/2017
Chief Compliance Officer Name (Print)	G ROBERT BRISTOW	Signature [signature]	Date 8/30/2017

Sub-Item 77O (10)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon Corporate Bond Fund

On August 7, 2017, BNY Mellon Corporate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 2,000 Units of 3.9% Notes due August 2024 issued by DDR Corp. (CUSIP No. 23317HAG7) (the "Notes") at a purchase price of $99.703 per Note, including underwriter compensation of 0.625%. The Notes were purchased from Goldman Sachs & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC
Capital One Securities, Inc.
Citigroup Global Markets Inc.
FTN Financial Securities Corp.
Goldman Sachs & Co. LLC
The Huntington Investment Company
J.P. Morgan Securities LLC
KeyBanc Capital Markets Inc.
Regions Securities LLC
Scotia Capital (USA) Inc.
SMBC Nikko Securities America, Inc.
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Corporate Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	**BNY Mellon Corporate Bond Fund**
2. Anticipated Purchase Date:	8/7/2017
3. Total Net Assets of Account/Fund:	$778,680,450
4. Type and Description of Security to be Purchased:	DDR Corp 3.9% 8/15/2024
5. Credit Rating of Security (Rating/Rating Agency):	Baa2/BBB-/BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	350,000,000
9. CUSIP	23317HAG7
10. Amount Purchased by Account/Fund	2,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.57%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.26%
13. Purchase Price of Securities (if at par, so state)	$99.703
14. Commission/Spread Received by Principal Underwriters	0.625%
15. Yield (as applicable):	3.95%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.95%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

BNY Mellon Corporate Bond Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT				
LOB Portfolio Manager Name (Print)	STANLEY STOLARZ	**Signature**	[signature]	**Date**	8/7/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	**Signature**	[signature]	**Date**	8/7/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	**Signature**	[signature]	**Date**	8/7/2017

Sub-Item 77O (11)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon Asset Allocation Fund

On July 27, 2017, BNY Mellon Asset Allocation Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 335 Units of 3.9% Global Notes due August 2027 issued by AT&T Inc. (CUSIP No. 00206REM0) (the "Notes") at a purchase price of $99.827 per Note, including underwriter compensation of 0.400%. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Apto Partners, LLC
BBVA Securities Inc.
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
CastleOak Securities, L.P.
C.L. King & Associates, Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Drexel Hamilton, LLC
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MFR Securities, Inc.
Mischler Financial Group, Inc.
Mizuho Securities USA LLC
MUFG Securities Americas Inc.
RBC Capital Markets, LLC
Samuel A. Ramirez & Company, Inc.
Santander Investment Securities, Inc.
Siebert Cisneros Shank & Co., L.L.C.
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Asset Allocation Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Asset Allocation Fund
2. Anticipated Purchase Date:	7/27/2017
3. Total Net Assets of Account/Fund:	$466,782,675
4. Type and Description of Security to be Purchased:	AT&T Inc. 3.9% 8/14/2027
5. Credit Rating of Security (Rating/Rating Agency):	Baa1/BBB+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	J.P. Morgan Securities LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	5,000,000,000
9. CUSIP	00206REM0
10. Amount Purchased by Account/Fund	335 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.01%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.07%
13. Purchase Price of Securities (if at par, so state)	$99.827
14. Commission/Spread Received by Principal Underwriters	0.400%
15. Yield (as applicable):	3.92%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.92%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

BNY Mellon Asset Allocation Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	STANLEY STOLARZ	Signature [signed]	Date 7/27/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signed]	Date 7/27/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signed]	Date 7/27/2017

Sub-Item 77O (12)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon Asset Allocation Fund

On September 5, 2017, BNY Mellon Asset Allocation Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 335 Units of 3.950% Notes due March 2048 issued by NiSource Finance Corp. (CUSIP No. 65473QBG7) (the "Notes") at a purchase price of $99.892 per Note, including underwriter compensation of 0.875%. The Notes were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Goldman Sachs & Co. LLC
The Huntington Investment Company
Morgan Stanley & Co. LLC
Scotia Capital (USA) Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Asset Allocation Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Asset Allocation Fund
2. Anticipated Purchase Date:	9/5/2017
3. Total Net Assets of Account/Fund:	$465,154,900
4. Type and Description of Security to be Purchased:	NiSource Finance Corp 3.950% 3/30/2048
5. Credit Rating of Security (Rating/Rating Agency):	Baa2/BBB+/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	750,000,000
9. CUSIP	65473QBG7
10. Amount Purchased by Account/Fund	335 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.04%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.07%
13. Purchase Price of Securities (if at par, so state)	$99.892
14. Commission/Spread Received by Principal Underwriters	0.875%
15. Yield (as applicable):	3.96%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.96%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

BNY Mellon Asset Allocation Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) SS

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
    - **Exhibit C, ERISA checklist per DOL PTE 75-1**
    - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	STANLEY STOLARZ	Signature [signature]	Date 9/5/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 9/5/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 9/5/2017

Sub-Item 77O (13)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon Bond Fund

On July 27, 2017, BNY Mellon Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 5,205 Units of 3.9% Global Notes due August 2027 issued by AT&T Inc. (CUSIP No. 00206REM0) (the "Notes") at a purchase price of $99.827 per Note, including underwriter compensation of 0.400%. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Apto Partners, LLC
BBVA Securities Inc.
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
CastleOak Securities, L.P.
C.L. King & Associates, Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Drexel Hamilton, LLC
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MFR Securities, Inc.
Mischler Financial Group, Inc.
Mizuho Securities USA LLC
MUFG Securities Americas Inc.
Samuel A. Ramirez & Company, Inc.
RBC Capital Markets, LLC
Santander Investment Securities, Inc.
Siebert Cisneros Shank & Co., L.L.C.
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Bond Fund
2. Anticipated Purchase Date:	7/27/2017
3. Total Net Assets of Account/Fund:	$1,001,425,859
4. Type and Description of Security to be Purchased:	AT&T Inc. 3.9% 8/14/2027
5. Credit Rating of Security (Rating/Rating Agency):	Baa1/BBB+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	J.P. Morgan Securities LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	5,000,000,000
9. CUSIP	00206REM0
10. Amount Purchased by Account/Fund	5,205 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.10%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.52%
13. Purchase Price of Securities (if at par, so state)	$99.827
14. Commission/Spread Received by Principal Underwriters	0.400%
15. Yield (as applicable):	3.92%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.92%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

BNY Mellon Bond Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)	✓

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

❖ If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

❖ **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT				
LOB Portfolio Manager Name (Print)	STANLEY STOLARZ	Signature	[signature]	Date	7/27/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature	[signature]	Date	7/27/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature	[signature]	Date	7/27/2017

Sub-Item 77O (14)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon Bond Fund

On September 5, 2017, BNY Mellon Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 5,115 Units of 3.950% Notes due March 2048 issued by NiSource Finance Corp. (CUSIP No. 65473QBG7) (the "Notes") at a purchase price of $99.892 per Note, including underwriter compensation of 0.875%. The Notes were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Citigroup Global Markets Inc.
Goldman Sachs & Co. LLC
The Huntington Investment Company
Morgan Stanley & Co. LLC
Scotia Capital (USA) Inc.
Wells Fargo Securities, LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon Bond Fund

February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon Bond Fund
2. Anticipated Purchase Date:	9/5/2017
3. Total Net Assets of Account/Fund:	$1,009,312,685
4. Type and Description of Security to be Purchased:	NiSource Finance Corp 3.950% 3/30/2048
5. Credit Rating of Security (Rating/Rating Agency):	Baa2/BBB+/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	750,000,000
9. CUSIP	65473QBG7
10. Amount Purchased by Account/Fund	5,115 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.68%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.51%
13. Purchase Price of Securities (if at par, so state)	$99.892
14. Commission/Spread Received by Principal Underwriters	0.875%
15. Yield (as applicable):	3.96%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.96%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	

++

BNY Mellon Bond Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)	SS

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:
- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT				
LOB Portfolio Manager Name (Print)	STANLEY STOLARZ	Signature	[signature]	Date	9/5/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature	[signature]	Date	9/5/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature	[signature]	Date	9/5/2017

Sub-Item 77O (15)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon National Intermediate Municipal Bond Fund

On September 20, 2017, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 5,000 Units of 5.0% Notes due November 2025 issued by Metropolitan Transportation Authority (CUSIP No. 59261ANG8) (the "Notes") at a purchase price of $122.490 per Note, including underwriter compensation of 0.375%. The Notes were purchased from Citigroup Global Markets, Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Academy Securities, Inc.
Alamo Capital
Barclays PLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
Goldman Sachs & Co. LLC
Jefferies Group LLC
J.P. Morgan Securities LLC
KeyBanc Capital Markets Inc.
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
PNC Capital Markets LLC
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Rice Financial Products Company
Siebert Cisneros Shank & Co., L.L.C.
Stern Brothers & Co.
Stifel Financial Corporation
TD Securities (USA) LLC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	9/20/2017
3. Total Net Assets of Account/Fund:	$2,131,459,579
4. Type and Description of Security to be Purchased:	Metropolitan Transportation Authority 5.0% 11/15/2025
5. Credit Rating of Security (Rating/Rating Agency):	A1/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Citigroup Global Markets, Inc.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	662,025,000
9. CUSIP	59261ANG8
10. Amount Purchased by Account/Fund	5,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.76%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.29%
13. Purchase Price of Securities (if at par, so state)	$122.490
14. Commission/Spread Received by Principal Underwriters	0.375%
15. Yield (as applicable):	1.99%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	1.99%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

BNY Mellon National Intermediate Municipal Bond Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) CK

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	CHRIS KEBLUSEK	Signature [signature]	Date 9/20/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 9/20/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 9/20/2017

Sub-Item 77O (16)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon National Intermediate Municipal Bond Fund

On August 30, 2017, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 3,000 Units of 5.0% Notes due November 2024 issued by the State of California (CUSIP No. 13063DBK3) (the "Notes") at a purchase price of $122.312 per Note, including underwriter compensation of 0.250%. The Notes were purchased from Goldman Sachs & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Alamo Capital
Backstrom McCarley Berry & Co., LLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
George K. Baum & Company
Goldman Sachs & Co. LLC
Great Pacific Securities
Hilltop Securities Inc.
Jefferies Group LLC
J.P. Morgan Securities LLC
KeyBanc Capital Markets
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mischler Financial Group, Inc.
Morgan Stanley & Co. LLC
Neighborly Securities, LLC
Piper Jaffray & Co.
Stifel Financial Corporation
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	8/30/2017
3. Total Net Assets of Account/Fund:	$2,143,448,760
4. Type and Description of Security to be Purchased:	State of California 5.0% 11/01/2024
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,538,470,000
9. CUSIP	13063DBK3
10. Amount Purchased by Account/Fund	3,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.12%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.17%
13. Purchase Price of Securities (if at par, so state)	$122.312
14. Commission/Spread Received by Principal Underwriters	0.250%
15. Yield (as applicable):	1.67%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	1.67%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy	

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon National Intermediate Municipal Bond Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ✓

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

❖ If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

❖ **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	BRADFORD PITCHER	Signature [signature]	Date 8/30/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 8/30/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 8/30/2017

Sub-Item 77O (17)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon National Intermediate Municipal Bond Fund

On August 30, 2017, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 5,000 Units of 5.0% Notes due November 2025 issued by the State of California (CUSIP No. 13063DBM9) (the "Notes") at a purchase price of $123.689 per Note, including underwriter compensation of 0.250%. The Notes were purchased from Goldman Sachs & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Alamo Capital
Backstrom McCarley Berry & Co., LLC
Blaylock Van, LLC
BNY Mellon Capital Markets, LLC
Cabrera Capital Markets, LLC
Citigroup Global Markets Inc.
Drexel Hamilton, LLC
Fidelity Capital Markets
FTN Financial Capital Markets
George K. Baum & Company
Goldman Sachs & Co. LLC
Great Pacific Securities
Hilltop Securities Inc.
Jefferies Group LLC
J.P. Morgan Securities LLC
KeyBanc Capital Markets
Loop Capital Markets LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mischler Financial Group, Inc.
Morgan Stanley & Co. LLC
Neighborly Securities, LLC
Piper Jaffray & Co.
Stifel Financial Corporation
Ramirez & Co., Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B

PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	8/30/2017
3. Total Net Assets of Account/Fund:	$2,143,448,760
4. Type and Description of Security to be Purchased:	State of California 5.0% 11/01/2025
5. Credit Rating of Security (Rating/Rating Agency):	Aa3/AA-/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	Goldman Sachs & Co.
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	2,538,470,000
9. CUSIP	13063DBM9
10. Amount Purchased by Account/Fund	5,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	0.20%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.29%
13. Purchase Price of Securities (if at par, so state)	$123.689
14. Commission/Spread Received by Principal Underwriters	0.250%
15. Yield (as applicable):	1.85%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	1.85%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon National Intermediate Municipal Bond Fund February 2015

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)	✓

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

- If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

- **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**
  - **Exhibit C, ERISA checklist per DOL PTE 75-1**
  - **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager.
- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	BRADFORD PITCHER	Signature [signature]	Date 8/30/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 8/30/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 8/30/2017

Sub-Item 77O (18)
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
-BNY Mellon National Intermediate Municipal Bond Fund

On September 28, 2017, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust, purchased 6,000 Units of 4.0% Notes due November 2035 issued by Pennsylvania Economic Development Financing Authority (CUSIP No. 70870JAW8) (the "Notes") at a purchase price of $104.218 per Note, including underwriter compensation of 0.500%. The Notes were purchased from RBC Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC
Huntington Capital Markets
PNC Capital Markets LLC
RBC Capital Markets, LLC
Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4-5, 2017. These materials include additional information about the terms of the transaction.

BNY Mellon National Intermediate Municipal Bond Fund February 2015

EXHIBIT B
PRE-PURCHASE APPROVAL FORM FOR PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name:	BNY Mellon National Intermediate Municipal Bond Fund
2. Anticipated Purchase Date:	9/28/2017
3. Total Net Assets of Account/Fund:	$2,127,297,810
4. Type and Description of Security to be Purchased:	Penn Econ Dev Fin Auth 4.0% 11/15/2035
5. Credit Rating of Security (Rating/Rating Agency):	A1/A+/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:	RBC Capital Markets, LLC
7. Name of Affiliated Underwriter in Underwriting Syndicate	BNY Mellon Capital Markets, LLC.
8. Issue Size	536,745,000
9. CUSIP	70870JAW8
10. Amount Purchased by Account/Fund	6,000 **Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund	1.12%
12. Amount Purchased as a Percentage of Account/Fund Assets	0.29%
13. Purchase Price of Securities (if at par, so state)	$104.218
14. Commission/Spread Received by Principal Underwriters	0.500%
15. Yield (as applicable):	3.68%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase	3.68%

17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

++

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):	Yes
2. Was Security Purchased on Offer Date? (Must be Yes):	Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes):	Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes):	Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):	No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):	Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):	Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):	Yes

++

BNY Mellon National Intermediate Municipal Bond Fund

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)	✓

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

❖ If the transaction pertains to an advised or sub-advised mutual fund, this form must be submitted to the applicable mutual fund CCO

❖ **Note: If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.**

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

ERISA checklists must be completed and submitted to the appropriate Compliance Manager:

- Lee Burke for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- G. Robert Bristow for transactions generated by the Wealth Management Sector

LOB Asset Management Unit (Print)	BNY MELLON WEALTH MANAGEMENT		
LOB Portfolio Manager Name (Print)	COLLETTE O'BRIEN	Signature Collette O'B	Date 9/28/2017
LOB CIO/COO Name (Print)	JOHN FLAHIVE	Signature [signature]	Date 9/28/2017
Chief Compliance Officer Name (Print)	G. ROBERT BRISTOW	Signature [signature]	Date 9/28/2017

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

	Joseph W. Connolly *Chief Compliance Officer* BNY Mellon Funds Trust	1/12/18

4th Quarter 2017